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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  September 11, 2003
                                                  ------------------


                             Commerce Bancorp, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


             New Jersey                  1-12069               22-2433468
   ------------------------------       -----------            -----------
  (State or other jurisdiction of       (Commission         (IRS Employer
     incorporation)                     File Number)     Identification No.)




Commerce Atrium, 1701 Route 70 East, Cherry Hill, NJ                 08034-5400
----------------------------------------------------                 ----------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code  856-751-9000
                                                    ------------


                                 Not Applicable
          -------------------------------------------------------------
         (Former name or former address, if charged since last report.)





SEC  873  (6-03)    Potential  persons who are to respond to the  collection  of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 5.  Other Events and Regulation FD Disclosure.

         This Current Report on Form 8-K files certain exhibits to Commerce Bancorp, Inc.'s shelf registration statement on Form S-3 (Registration No. 333-107780) (the "Shelf Registration Statement"), which was filed with the Securities and Exchange Commission (the "SEC") under Rule 415(a)(1)(x) of the Securities Act of 1933, as amended (the "Securities Act"), on August 8, 2003 and became effective on August 21, 2003.

         On September 11, 2003, Commerce Bancorp, Inc. (the "Company") entered into a purchase agreement with Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters named therein (the "Purchase Agreement"), in connection with the public offering of 5,000,000 shares of Company common stock at a public offering price of $43.67 per share. On September 17, 2003, the Company completed the offering pursuant to the Purchase Agreement. The common stock will be issued pursuant to a prospectus supplement filed with the SEC pursuant to Rule 424(b)(2) of the Securities Act in connection with a shelf takedown from the Company's Shelf Registration Statement. The Company granted to the underwriters a 30-day option to purchase up to an additional 750,000 shares of common stock to cover over-allotments, if any.

         The Purchase Agreement is being filed as Exhibit 1.1 to this Current Report on Form 8-K. The opinion of Company's counsel as to the legality of the common stock is being filed as Exhibit 5.1. Exhibits 1.1, 5.1 and 23.1 filed herewith are incorporated by reference into the Shelf Registration Statement.

Item 7.  Financial Statements and Exhibits.

(a) Financial Statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

1.1 Purchase Agreement dated September 11, 2003 between Commerce Bancorp, Inc. and Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters named therein, relating to the proposed offer and sale of up to 5,750,000 shares of common stock (exhibits are omitted; Commerce Bancorp, Inc. agrees to furnish supplementally a copy of such exhibits to the Securities and Exchange Commission upon request).

5.1      Opinion of Blank Rome LLP as to the legality of the common stock.

23.1     Consent of Blank Rome LLP (included in Exhibit 5.1).

99.1     Press Release dated September 12, 2003.

99.2     Press Release dated September 17, 2003.

Item 9.  Regulation FD Disclosure.

         On September 12, 2003, the Company issued a press release announcing that it entered into the Purchase Agreement and on September 17, 2003, the Company issued a press release announcing the closing of the Purchase Agreement. Copies of such press releases are furnished as Exhibits 99.1 and 99.2, respectively, to this report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: September 18, 2003       COMMERCE BANCORP, INC.

                               By:  DOUGLAS J. PAULS
                                    ------------------------------------

                               Douglas J. Pauls
                               Senior Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.

1.1 Form of Purchase Agreement dated September 11, 2003 between Commerce Bancorp, Inc. and Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters named therein, relating to the proposed offer and sale of up to 5,750,000 shares of common stock (exhibits are omitted; Commerce Bancorp, Inc. agrees to furnish supplementally a copy of such exhibits to the Securities and Exchange Commission upon request).

5.1     Opinion of Blank Rome LLP as to the legality of the common stock.

23.1    Consent of Blank Rome LLP (included in Exhibit 5.1).

99.1    Press Release dated September 12, 2003.

99.2    Press Release dated September 17, 2003.